Schedule of Investments (unaudited)	iShares® MSCI Russia ETF
May 31, 2024	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.1%
Sberbank of Russia PJSC(a)	18,835,860	$2,083
TCS Group Holding PLC, GDR(a)(b)(c)	289,152	32
VTB Bank PJSC(a)(b)	8,307,845,016	919
		3,034
Broadline Retail — 0.0%
Ozon Holdings PLC, ADR(a)(b)	106,824	12

Capital Markets — 0.0%
Moscow Exchange MICEX-RTS PJSC(a)(b)	4,737,800	524

Chemicals — 0.0%
PhosAgro PJSC(a)(b)	148,802	16
PhosAgro PJSC, New(a)(b)	2,875	29
PhosAgro PJSC, GDR(a)	2	—
		45
Consumer Staples Distribution & Retail — 0.0%
X5 Retail Group NV, GDR(a)(b)(c)	374,475	41

Electric Utilities — 0.4%
Inter RAO UES PJSC(a)	136,938,300	15,144

Interactive Media & Services — 0.0%
VK Co. Ltd.(a)(b)(c)	393,252	43
Yandex NV(a)(b)	361,376	40
		83
Metals & Mining — 0.0%
Alrosa PJSC(a)	7,486,250	828
GMK Norilskiy Nickel PAO(a)	9,643,700	10
Novolipetsk Steel PJSC(a)(b)	4,388,590	485
Polyus PJSC(a)(b)	89,129	10
Severstal PAO(a)(b)	604,068	67
United Co. RUSAL International PJSC(a)(b)	5,811,330	643
		2,043
Oil, Gas & Consumable Fuels — 0.2%
Gazprom PJSC(a)(b)	24,553,290	2,715
LUKOIL PJSC(a)(b)	856,438	95
Novatek PJSC(a)(b)	1,250,860	138
Rosneft Oil Co. PJSC(a)(b)	2,566,222	284
Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Surgutneftegas PJSC(a)(b)	21,799,946	$2,411
Tatneft PJSC(a)(b)	3,516,781	389
		6,032
Wireless Telecommunication Services — 0.0%
Mobile TeleSystems PJSC(a)(b)	2,776,444	307

Total Common Stocks — 0.7%
(Cost: $429,809,826)	.	27,265

Preferred Stocks

Oil, Gas & Consumable Fuels — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS(a)(b)	21,745,700	2,405

Total Preferred Stocks — 0.1%
(Cost: $11,913,762)	.	2,405
Total Long-Term Investments — 0.8%
(Cost: $441,723,588)	.	29,670

Short-Term Securities

Money Market Funds — 98.7%
BlackRock Cash Funds: Treasury, SL Agency Shares,
5.28%(d)(e)	3,630,000	3,630,000

Total Short-Term Securities — 98.7%
(Cost: $3,630,000)		3,630,000

Total Investments — 99.5%
(Cost: $445,353,588)		3,659,670

Other Assets Less Liabilities — 0.5%.		19,958

Net Assets — 100.0%		$3,679,628

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(d)	Affiliate of the Fund.

(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$450,000	$3,180,000	(a)	$—	$—	$—	$3,630,000	3,630,000	$76,000	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

Schedule of Investments (unaudited) (continued)	iShares® MSCI Russia ETF
May 31, 2024

Fair Value Hierarchy as of Period End (continued)

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$—	$27,265	$27,265
Preferred Stocks	—	—	2,405	2,405
Short-Term Securities
Money Market Funds	3,630,000	—	—	3,630,000
	$3,630,000	$—	$29,670	$3,659,670

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common	Preferred
	Stocks	Stocks	Total
Assets:
Opening balance, as of August 31, 2023	$25,825	$2,268	$28,093
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(8,341,437)	—	(8,341,437)
Net change in unrealized appreciation (depreciation)(a)	23,729,429	137	23,729,566
Purchases	—	—	—
Sales	(15,386,552)	—	($15,386,552)
Closing balance, as of May 31, 2024	$27,265	$2,405	$29,670
Net change in unrealized appreciation (depreciation) on investment still held at May 31, 2024(a)	$1,548	$137	$1,685

(a)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

Portfolio Abbreviation

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company

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